UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2024

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 19, 2024, Bio-Path Holdings, Inc. (the “Company”) received a letter (the “Letter”) from the Nasdaq Stock Market Hearings Panel (the “Panel”) granting the Company’s request for continued listing on the Nasdaq Capital Market in connection with the Company’s appeal of the delisting determination to the Panel (as defined below), subject to certain conditions. On or before January 31, 2025, the Company must (i) demonstrate compliance with the minimum stockholders’ equity requirement of at least $2,500,000 pursuant to Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”), (ii) publicly disclose compliance with the Stockholder’s Equity Requirement in accordance with the terms of the Letter and (iii) provide the Panel with income projections for the next twelve months and evidence compliance with all applicable criteria for continued listing on the Nasdaq Capital Market. If the Company does not satisfy these requirements, it may be subject to delisting. The Panel reserves the right to reconsider the terms of the extension based on any event, condition or circumstance that exists or develops that would, in the opinion of the Panel, make continued listing inadvisable or unwarranted.

As previously disclosed, on March 12, 2024, the Company received a deficiency letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the Stockholders’ Equity Requirement. On June 12, 2024, the Company received a letter from Nasdaq granting an extension (the “Extension Letter”) until September 8, 2024 to demonstrate compliance with the Stockholders’ Equity Requirement in accordance with the terms of the Extension Letter. As previously disclosed, on September 12, 2024, the Company received a delisting determination letter from Nasdaq advising the Company that the Company did not meet the terms of the Extension Letter. As previously disclosed, on September 19, 2024, the Company submitted a hearing request to the Panel appealing Nasdaq’s delisting determination. The Company appeared before the Panel on November 5, 2024.

The Company intends to continue making efforts to regain compliance with the Stockholders’ Equity Requirement. However, there can be no assurance that the Company will be able to regain compliance with the Stockholders’ Equity Requirement on or before January 31, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, INC.

Dated: November 25, 2024	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer